Exhibit 23 (b)


            Consent of Independent Public Accountants

                 As independent public accountants, we hereby consent to
            the incorporation by reference in this Registration Statement of our report dated November 6, 1997 included in NUI Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 and to all references to our Firm included in this Registration Statement on Form S-8.



                                               /S/ Arthur Andersen LLP
                                                 ARTHUR ANDERSEN LLP

            New York, New York
            April 3, 1998